UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2022

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.
On May 6, 2022, Constellation Brands, Inc. (the “Company”) announced the pricing of the previously announced series of tender offers (the “Tender Offers”) to purchase for cash any and all of its 3.20% Senior Notes due 2023 (the “3.20% notes”) and 4.25% Senior Notes due 2023 (the “4.25% notes”). A copy of the Company’s news release announcing the pricing of the Tender Offers is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On May 9, 2022, the Company announced the expiration of the Tender Offers at 5:00 p.m., New York City time, on May 6, 2022 (the “Expiration Time”). As of the Expiration Time, according to information provided by D.F. King & Co., Inc., the tender agent and information agent for the Tender Offers, (i) $401,778,000, or 66.96%, of the $600,000,000 outstanding aggregate principal amount of the 3.20% notes and (ii) $680,128,000, or 64.77%, of the $1,050,000,000 outstanding aggregate principal amount of the 4.25% notes had been validly tendered and delivered (and not validly withdrawn) in the Tender Offers at or prior to the Expiration Time. Additionally, on May 9, 2022, the Company announced that it has given notice for full redemption prior to maturity of all of its remaining outstanding 3.20% notes and 4.25% notes to be effected on June 8, 2022. A copy of the Company’s news release announcing the expiration of the Tender Offers and the delivery of notices of full redemption is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
For the exhibits that are filed herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated May 6, 2022.

(99.2)	News Release of Constellation Brands, Inc. dated May 9, 2022.

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2022	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer